Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
EARNINGS PER SHARE

13. EARNINGS PER SHARE

SARs and RSUs granted by the Company that contain non-forfeitable rights to receive dividend equivalents are deemed participating securities (see Note 11). Net income available to common shareholders is determined by reducing the Company’s net income for the period by dividend equivalents paid on vested RSUs and SARs during the period.

Basic earnings per share are calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share are calculated by dividing net income available to common shareholders by the sum of the weighted average number of common shares outstanding and the potential number of dilutive common shares outstanding during the period, excluding the effect of any anti-dilutive securities.

The following table sets forth the calculation of basic and diluted earnings per share:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
	(Dollars in thousands, except share and per share data)
Numerator
Net income	$1,096	$52,667	$89,093
Less: Dividend equivalents paid to vested RSUs and SARs	(360)	(120)	—

Net income available to common shareholders	$736	$52,547	$89,093

Denominator
Weighted average shares outstanding-Basic	25,843,348	28,264,227	30,831,637
Dilutive common equivalent shares:
RSUs	143,344	40,165	—
SARs	5,370	3,579	—

Weighted average shares outstanding-Diluted	25,992,062	28,307,971	30,831,637

Earnings per share:
Basic and Diluted	$0.03	$1.86	$2.89